NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[***]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.
          SECOND AMENDMENT (this “Second Amendment”), dated as of November 8, 2007, to the Manufacturing and Distribution Agreement, dated as of April 7, 2005, as amended July 17, 2007 (the “Agreement”), between SIRIUS SATELLITE RADIO INC., a Delaware corporation (“Sirius”), and DIRECTED ELECTRONICS, INC., a Florida corporation (“Directed”).
WITNESSETH:
     WHEREAS, Sirius and Directed desire to amend certain provisions of the Agreement in the manner provided for in this Second Amendment;
     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Directed and Sirius hereby agree as follows:
     1. Effective Date. This Second Amendment shall become effective as of January 1, 2008.
     2. Definitions. (a) Capitalized terms used in this Second Amendment and not defined herein shall have the meanings assigned to such terms in the Agreement;
     (b) Section 1.01 of the Agreement is hereby amended by adding the following definitions in the appropriate alphabetical order:
     “Material Part” has the meaning set forth in Section 3.09(d).
     “NFF Product Returns” means Core Products [* * *] which Sirius or a third-party service provider has determined that no fault was found after visual inspection and functional testing of such products.
     “NFF Product Return Rate” means the total number of NFF Product Returns during a calendar quarter taken as a percentage of the total Core Products sold by Directed during the immediately preceding calendar quarter.
     “Products Ineligible for Return” shall have the meaning set forth in Section 3.09(b)(ii).
     [* * *] .

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     “Warranty” has the meaning set forth in Section 3.09(b).
     3. Amendment to Section 3.03 of the Agreement. Section 3.03 of the Agreement is hereby amended by deleting such Section in its entirety and substituting in lieu thereof the following Section:
     “SECTION 3.03. Product Sourcing and Pricing. (a) Directed shall purchase Products (other than Directed/Sirius Accessory Products) from third party manufacturers authorized by Sirius (“Authorized Manufacturers”). Directed and Sirius shall work together to establish mutually acceptable dealer costs and suggested retail prices for such Products that are competitive with the costs and retail prices of similar products marketed and sold by third parties, which costs and prices may change from time to time due to market conditions.  Directed shall publish documents for its dealers that contain such dealer costs and suggested retail prices in accordance with the costs and prices set forth in Exhibit B.
     (b) Subject to Section 3.03(c), [* * *] Authorized Manufacturers to sell Core Products to Directed at costs that will [* * *].
     (c) In the event that the NFF Product Return Rate reaches [* * *] Core Products to Directed for the following [* * *] that will allow Directed to realize [* * *] as follows:
     (i) [* * *] NFF Product Return Rate = [* * *] ;
     (ii) [* * *] NFF Product Return Rate = [* * *];
     (iii) [* * *] NFF Product Return Rate = [* * *]; and
     (iv) [* * *] NFF Product Return Rate or below = [* * *].
Directed’s [* * *] every [* * *] based on the NFF Product Return Rate for the preceding [* * *] , but in no event less than the [* * *] specified in Section 3.03(b). Directed’s [* * *] will be adjusted as soon as practicable following (1) [* * *] for the preceding [* * *] pursuant to Section 3.12 and (2) the [* * *] to determine whether they are NFF Product Returns. Such [* * *] shall be applied retroactively for the time period from the beginning of the [* * *] until such time the [* * *].”

[* * *] — CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.
     4. Amendment to Section 3.07(b) of the Agreement. Section 3.07(b) is hereby amended by inserting the following sentence after the first sentence in Section 3.07(b):
     “[* * *] to place Backstop Purchase Orders upon receipt of, and [* * *].”
     5. Amendment to Section 3.09 of the Agreement. Section 3.09 is hereby amended by deleting such Section in its entirety and substituting in lieu thereof the following Section:
     “SECTION 3.09. Returns. (a) Directed and Sirius shall process all Core Products returned to Directed by Approved Dealers in the manner set forth in this Section 3.09.
     (b) Directed shall use all commercially reasonable efforts to ensure that the Core Products returned to Directed by an Approved Dealer adhere [* * *] (the “Warranty”), and at a minimum will [* * *]:
     (i) the Core Product returned is accompanied by [* * *], the Core Product was returned within the applicable Warranty period [* * *]; and
     (ii) at the time the Approved Dealer returned the Core Products to Directed, the Core Products were not [* * *] manufactured and the applicable Authorized Manufacturer warranty period for the last manufactured unit has expired. Core Products to be included in the “Products Ineligible for Return” list shall be determined jointly by Directed and Sirius.
     (c) Directed shall visually inspect each Approved Dealer-returned Core Product to determine if such Core Product has observable consumer induced damage. Directed shall use Sirius’ Cosmetic Acceptance Standards for “B-Stock” Products, attached hereto as Exhibit C (as it may be amended by Sirius from time to time), as a guideline for determining whether such Core Product has observable consumer induced damage. Directed shall return consumer damaged Core Products to the appropriate Approved Dealer, or otherwise handle such consumer damaged Core Products in a commercially reasonable manner approved by Sirius in writing, provided that such approval shall not be unreasonably withheld. Sirius

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shall work with Directed in good faith to minimize the return of Core Products with consumer induced damage.
     (d) [* * *].
     (e) Directed shall [* * *]. The sum of the [* * *]for the applicable [* * *]and the cumulative sum of the [* * *]for all [* * *]to date shall be listed as a separate line on each [* * *]. After the cumulative sum of [* * *] provided in Core Product [* * *], all subsequent [* * *] for Core Products shall be in an [* * *] of the then current [* * *] of the applicable new Core Product. Directed shall ship such Core Products [* * *] to a location [* * *]. Directed shall also issue [* * *] pursuant to Section 3.09(d) if applicable. Directed shall pay such [* * *].
     (f) In the event any dispute exists with respect to any payments or credits due pursuant to this Section 3.09, (A) the payor shall pay all undisputed amounts within the time specified in the applicable section herein, (B) the parties shall work together in good faith to resolve any disputes in an expeditious manner and (C) the payor shall pay any amount that is no longer in dispute within [* * *] after such dispute is resolved.
     (g) [* * *]work in good faith to establish with each [* * *] all defective Core Product to the applicable [* * *] shall have no further obligations in connection with such Core Product [* * *]. In the event that [* * *], after diligent good faith efforts, is unable to establish with any [* * *] in accordance with Section 3.09(h).
     (h) If no agreement exists with the applicable [* * *] pursuant to Section 3.09(g), all [* * *] that remains covered by the applicable [* * *] shall be returned to [* * *] shall pay such [* * *] within [* * *] days of receipt of [* * *]. In the event any [* * *] missing from [* * *] returned to [* * *] shall provide written notice to [* * *] within [* * *] days of receipt and [* * *] shall charge to [* * *] a missing part charge equal to the [* * *] as set forth in Exhibit E, as it may be updated and amended from time to time by mutual agreement of the parties. [* * *]. If for any reason an [* * *] determines that Core Product returned to it by [* * *] does not qualify as [* * *] such returned Core Product, and such determination or refusal complies with [* * *] agreement with such, [* * *] issued to [* * *] for the same Core Product.
     (j) In no event shall this Section 3.09 apply to Core Products returned to [* * *]. Such Core Products shall be subject to the applicable letter agreement in effect with respect to such Core Products at the time the Core Products were returned.”
     6. Addition of Section 3.12 of the Agreement. The following Section 3.12 is hereby added to the Agreement:

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     “SECTION 3.12. Reporting. Without limiting the reports required by Section 4.01, Directed shall, within a commercially reasonable period not to exceed [* * *] following [* * *] in which the applicable return of Core Products occurred, provide a report to Sirius in a mutually agreeable electronic format that consists of:
     (a) the total number of [* * *] for the preceding [* * *], broken down by [* * *];
     (b) the cumulative number of [* * *] returns to date returned by each [* * *], broken down by [* * *] ;
     (c) the total [* * *] supplied to each [* * *] for the preceding [* * *], broken down by [* * *];
     (d) the cumulative number of [* * *] supplied to date to each [* * *], broken down by [* * *];
     (e) the cumulative [* * *] to date by each [* * *] based upon the total [* * *] supplied to such [* * *]; and
     (f) the per-model cumulative percentage of [* * *] to date by each [* * *] based upon the total [* * *] of such [* * *] supplied to such [* * *].
     (g) the total number of [* * *] to [* * *] during the preceding [* * *] by each [* * *] that were not [* * *] to the applicable [* * *] by the consumer within the applicable Warranty period as determined in accordance with Section 3.09(b) or were listed as “Products Ineligible for Return.””
     7. Amendment to Section 8.01. Section 8.01 of the Agreement is hereby amended by deleting such Section in its entirety and substituting in lieu thereof the following Section:
     “SECTION 8.01. Term. The term of this Agreement as amended (the “Term”) shall commence on the date hereof and shall extend until August 31, 2008.”
     8. Amendment to Exhibit B. Exhibit B of the Agreement is hereby amended by deleting such Exhibit in its entirety and substituting in lieu thereof the Exhibit B attached hereto.

     9. No Other Amendments. Except as expressly amended, modified and supplemented by this Second Amendment, the provisions of the Agreement as amended are and shall remain in full force and effect.
     10. Counterparts. This Second Amendment may be executed in counterparts, all of which shall be considered one and the same instrument, and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party. Delivery of this Second Amendment by facsimile shall be as effective as delivery of an originally executed copy hereof.
     11. Entire Agreement. This Second Amendment, together with the terms of the Agreement as amended, constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, between Sirius and Directed with respect to the subject matter hereof; provided that Core Products returned to Directed by Authorized Dealers on or before December 31, 2007 shall be subject to the applicable letter agreement in effect with respect to such Core Products at the time the Core Products were returned.
     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date set forth above.

SIRIUS SATELLITE RADIO INC.
By:	/s/ Robert F. Law
Robert F. Law
Senior Vice President and General Manager, Consumer Electronics Division

DIRECTED ELECTRONICS, INC.
By:	/s/ Jim Minarik 11/26/2007
Jim Minarik
President and Chief Executive Officer

EXHIBIT B
Dealer Costs/Suggested Retail Prices
[* * *]

EXHIBIT C
Cosmetic Acceptance Standards for “B-Stock” Products
[* * *]

EXHIBIT D
Consumable Parts and Accessories
[* * *]

EXHIBIT E
Material Parts Costs
[* * *]